UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2022

Date of reporting period:	August 1, 2021 – January 31, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Growth Opportunities Fund

Semiannual report
1 | 31 | 22

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
POGAX

Putnam
Growth Opportunities
Fund

Semiannual report
1 | 31 | 22

Message from the Trustees

March 11, 2022

Dear Fellow Shareholder:

Financial markets have been bumpy in recent months. Investors are weighing the risks of rising inflation, changes in Federal Reserve policy, the latest Covid-19 variants, and the global impact of the Russia-Ukraine conflict.

Despite new uncertainties, the fundamental backdrop remains encouraging, in our view. Employment levels have been improving and may strengthen should Covid cases continue to decline. Businesses continue to adapt and show resilience.

In times like these, it’s worth remembering the benefits of staying focused on your long-term financial goals. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Please read the interview with your fund manager(s) in the following pages.

As always, thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 7–9 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

Lipper peer group average provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/22. See above and pages 7–9 for additional fund performance information. Index descriptions can be found on page 12.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Growth Opportunities Fund

How was the investing environment in the reporting period?

GREG It was a challenging six-month period for large-cap growth stocks. Companies across most industries and sectors faced issues such as supply chain disruptions and higher costs for energy, labor, and materials. Also, the emergence of Omicron, a new Covid-19 variant, brought a surge in cases and worries about new economic shutdowns.

One of the biggest headwinds for the financial markets was concern about inflation and the potential for interest-rate hikes in the coming year. This was particularly evident in January 2022, the final month of the reporting period. The fund’s benchmark, the Russell 1000 Growth Index, declined 8.58% for the month. Also, the broader stock market, as measured by the S&P 500 Index, had its worst monthly performance since March 2020.

How did the fund perform in this environment?

RICHARD While the period was marked by many distinct challenges, one in particular affected our portfolio. As investors anticipated a recovering economy, there was a shift away from the types of growth stocks we own. Investors began to favor more economically sensitive

Growth Opportunities Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/22. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Growth Opportunities Fund

value stocks, which tend to perform well in a recovering economy.

For the six-month reporting period, the fund’s class A shares posted a return of –2.78%, underperforming its benchmark, the Russell 1000 Growth Index, which returned –0.06%. The fund’s performance was better than the –5.21% average for funds in its Lipper peer group, Large-Cap Growth Funds.

Could you provide some examples of stocks that helped the fund’s performance relative to the benchmark?

GREG Live Nation Entertainment was the top contributor to performance for the period. In our view, this company sits in an enviable spot as the global market leader in live event ticketing and advertising. It is part of our “experience economy” theme, which is based on the growing preference for experiences over material possessions. We believe an increasing number of consumers are seeking to spend their money on live entertainment and events. For Live Nation, we see attractive long-term growth potential. This business was in the eye of the pandemic storm. However, we expect it to emerge stronger with a higher structural level of profitability and an even greater competitive moat.

RICHARD Another performance highlight was NVIDIA, a company that produces graphics processing units [GPUs] that are used for gaming and entertainment as well as for artificial intelligence. While the company has benefited from a recent surge in semiconductor demand, we remain more focused on longer-term trends that support its growth potential. The company has maintained dominant market share in GPUs. GPUs have been central to the artificial intelligence architecture that enables autonomous driving, which we view as an emerging growth opportunity for the company.

What were some holdings that detracted from performance relative to the benchmark for the period?

GREG Among the top detractors was PayPal Holdings, a company that enables businesses and individuals to transfer money electronically. The stock declined during the period as the company reported decelerating revenue growth. PayPal has benefited from the rapid adoption of digital payments, and we believe it continues to offer solid long-term growth potential. We are optimistic about the potential to monetize Venmo, the company’s app that provides peer-to-peer payments.

Sports betting company DraftKings was also a detractor. We view DraftKings’ market opportunity as substantial, and we believe the company has cemented its leadership position in the online sports betting and gaming market. However, the lack of current profitability proved to be a headwind for the stock in the second half of 2021. Given what we believe is a wider range of potential outcomes over the medium term, we sold the fund’s position by period-end.

What is your outlook for the months ahead?

RICHARD We believe inflation is a legitimate concern for investors, and likely to be a persistent headwind for many companies. We seek businesses that can raise prices amid inflation. In our view, they will fare better than companies that are unable to pass through higher input costs such as materials and labor. Some of the inflation in the market is caused by cyclical forces — such as shortages of goods — that we believe will ease in the foreseeable future as supply chain issues are resolved.

Growth Opportunities Fund 5

We remain focused on seeking companies we believe can grow at above-market rates across a full economic cycle — not just in a recovery period. We believe this approach will deliver solid returns over a reasonable time horizon.

Thank you both for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Growth Opportunities Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	9.83%	413.58%	17.78%	169.96%	21.97%	93.84%	24.68%	12.82%	–2.78%
After sales charge	9.58	384.05	17.08	154.44	20.54	82.69	22.25	6.33	–8.37
Class B (8/1/97)
Before CDSC	9.56	383.58	17.07	160.07	21.07	89.50	23.75	11.96	–3.15
After CDSC	9.56	383.58	17.07	158.07	20.88	86.50	23.09	6.96	–7.47
Class C (2/1/99)
Before CDSC	9.59	383.56	17.07	160.01	21.06	89.56	23.76	11.99	–3.14
After CDSC	9.59	383.56	17.07	160.01	21.06	89.56	23.76	10.99	–4.01
Class R (1/21/03)
Net asset value	9.56	400.79	17.48	166.66	21.67	92.37	24.37	12.54	–2.90
Class R5 (7/2/12)
Net asset value	10.09	428.73	18.12	173.58	22.30	95.30	25.00	13.08	–2.66
Class R6 (7/2/12)
Net asset value	10.13	433.89	18.23	175.01	22.42	95.92	25.13	13.21	–2.60
Class Y (7/1/99)
Net asset value	10.07	426.33	18.07	173.32	22.27	95.32	25.00	13.09	–2.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

Growth Opportunities Fund 7

For a portion of the periods, the fund had expense limitations, without which returns would have been lower. The fund has had performance fee adjustments that may have had a positive or negative impact on returns. Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 1/31/22

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Russell 1000
Growth Index	10.50%	424.73%	18.03%	173.35%	22.28%	102.16%	26.44%	17.52%	–0.06%
Lipper Large-Cap
Growth Funds	10.09	353.70	16.23	147.55	19.78	83.62	22.35	11.22	–5.21
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/22, there were 682, 676, 621, 566, 437, and 72 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/22

Distributions	Class A		Class B	Class C	Class R	Class R5	Class R6	Class Y
Number	1		1	1	1	1	1	1
Income	—		—	—	—	—	—	—
Capital gains
Long-term gains	$4.921		$4.921	$4.921	$4.921	$4.921	$4.921	$4.921
Short-term gains	0.399		0.399	0.399	0.399	0.399	0.399	0.399
Total	$5.320		$5.320	$5.320	$5.320	$5.320	$5.320	$5.320
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
7/31/21	$60.13	$63.80	$48.48	$49.51	$57.28	$64.06	$64.01	$63.48
1/31/22	53.46	56.72	41.96	42.96	50.62	57.35	57.34	56.79

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

8 Growth Opportunities Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	10.25%	508.17%	19.78%	209.82%	25.38%	131.35%	32.26%	22.52%	9.82%
After sales charge	10.00	473.20	19.08	192.00	23.90	118.04	29.67	15.48	3.51
Class B (8/1/97)
Before CDSC	9.98	472.64	19.07	198.38	24.44	126.19	31.27	21.60	9.41
After CDSC	9.98	472.64	19.07	196.38	24.27	123.19	30.68	16.60	4.52
Class C (2/1/99)
Before CDSC	10.00	472.49	19.06	198.51	24.45	126.17	31.26	21.61	9.42
After CDSC	10.00	472.49	19.06	198.51	24.45	126.17	31.26	20.61	8.44
Class R (1/21/03)
Net asset value	9.97	492.99	19.48	206.07	25.07	129.58	31.92	22.23	9.70
Class R5 (7/2/12)
Net asset value	10.51	526.51	20.14	214.06	25.72	133.12	32.60	22.83	9.98
Class R6 (7/2/12)
Net asset value	10.55	532.42	20.25	215.59	25.84	133.79	32.72	22.95	10.02
Class Y (7/1/99)
Net asset value	10.49	523.60	20.09	213.77	25.70	133.08	32.59	22.84	9.98

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/21	0.99%	1.74%	1.74%	1.24%	0.74%	0.64%	0.74%
Annualized expense ratio for the
six-month period ended 1/31/22*	0.93%	1.68%	1.68%	1.18%	0.69%	0.59%	0.68%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 1/31/22.

Growth Opportunities Fund 9

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/21 to 1/31/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.62	$8.34	$8.34	$5.86	$3.43	$2.94	$3.38
Ending value (after expenses)	$972.20	$968.50	$968.60	$971.00	$973.40	$974.00	$973.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/22, use the following calculation method. To find the value of your investment on 8/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$4.74	$8.54	$8.54	$6.01	$3.52	$3.01	$3.47
Ending value (after expenses)	$1,020.52	$1,016.74	$1,016.74	$1,019.26	$1,021.73	$1,022.23	$1,021.78

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

10 Growth Opportunities Fund

Consider these risks before investing

Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those industries or sectors.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Growth Opportunities Fund 11

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000® Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

12 Growth Opportunities Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2022, Putnam employees had approximately $537,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Growth Opportunities Fund 13

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

14 Growth Opportunities Fund

The fund’s portfolio 1/31/22 (Unaudited)

COMMON STOCKS (98.6%)*	Shares	Value
Automobiles (3.7%)
Tesla, Inc. †	358,196	$335,529,357
		335,529,357
Biotechnology (1.0%)
Regeneron Pharmaceuticals, Inc. †	141,198	85,931,691
		85,931,691
Building products (1.6%)
Johnson Controls International PLC	2,027,895	147,367,130
		147,367,130
Chemicals (1.0%)
Sherwin-Williams Co. (The)	304,457	87,229,975
		87,229,975
Commercial services and supplies (0.5%)
Waste Connections, Inc.	329,200	41,051,240
		41,051,240
Entertainment (2.3%)
Live Nation Entertainment, Inc. † S	749,554	82,083,659
Universal Music Group NV (Netherlands)	2,983,613	74,110,568
Walt Disney Co. (The) †	357,879	51,165,961
		207,360,188
Equity real estate investment trusts (REITs) (1.2%)
American Tower Corp.	445,636	112,077,454
		112,077,454
Food and staples retail (1.0%)
Costco Wholesale Corp.	182,475	92,173,597
		92,173,597
Health-care equipment and supplies (2.4%)
DexCom, Inc. † S	221,133	95,193,334
IDEXX Laboratories, Inc. †	129,322	65,605,051
Intuitive Surgical, Inc. †	204,199	58,029,272
		218,827,657
Health-care providers and services (3.4%)
HCA Healthcare, Inc.	606,223	145,523,831
UnitedHealth Group, Inc.	340,565	160,940,802
		306,464,633
Hotels, restaurants, and leisure (1.5%)
Airbnb, Inc. Class A †	473,403	72,889,860
Chipotle Mexican Grill, Inc. †	40,345	59,935,725
		132,825,585
Household durables (—%)
HC Brillant Services GmbH (acquired 8/2/13, cost $194) (Private) (Germany) † F ∆∆	292	—
		—
Interactive media and services (8.9%)
Alphabet, Inc. Class C †	197,854	536,969,820
Meta Platforms, Inc. Class A †	861,588	269,901,057
		806,870,877

Growth Opportunities Fund 15

COMMON STOCKS (98.6%)* cont.	Shares	Value
Internet and direct marketing retail (6.7%)
Amazon.com, Inc. †	202,564	$605,964,129
		605,964,129
IT Services (9.1%)
Accenture PLC Class A	524,926	185,603,335
Mastercard, Inc. Class A	699,786	270,383,315
PayPal Holdings, Inc. †	853,561	146,761,278
Visa, Inc. Class A	996,376	225,350,360
		828,098,288
Life sciences tools and services (3.6%)
Danaher Corp.	484,904	138,580,714
IQVIA Holdings, Inc. †	483,708	118,460,089
Lonza Group AG (Switzerland)	98,949	68,109,811
		325,150,614
Machinery (2.1%)
Deere & Co.	376,506	141,716,858
Ingersoll Rand, Inc.	912,070	51,267,455
		192,984,313
Personal products (1.0%)
Estee Lauder Cos., Inc. (The) Class A	288,068	89,816,722
		89,816,722
Pharmaceuticals (0.7%)
Eli Lilly and Co.	259,085	63,576,868
		63,576,868
Road and rail (3.3%)
Uber Technologies, Inc. †	3,545,695	132,608,993
Union Pacific Corp.	691,166	169,024,645
		301,633,638
Semiconductors and semiconductor equipment (5.8%)
Advanced Micro Devices, Inc. †	860,354	98,295,445
Marvell Technology, Inc.	1,626,097	116,103,326
NVIDIA Corp.	1,266,111	310,019,939
		524,418,710
Software (21.0%)
Adobe, Inc. †	452,285	241,655,876
Cadence Design Systems, Inc. †	914,467	139,127,009
Intuit, Inc.	348,398	193,441,022
Microsoft Corp.	3,174,413	987,178,955
Palo Alto Networks, Inc. †	274,991	142,280,343
Salesforce.com, Inc. †	515,140	119,837,018
ServiceNow, Inc. †	131,667	77,127,895
		1,900,648,118
Specialty retail (4.3%)
Home Depot, Inc. (The)	391,898	143,818,728
O’Reilly Automotive, Inc. †	156,220	101,816,385
TJX Cos., Inc. (The)	2,029,404	146,056,206
		391,691,319

16 Growth Opportunities Fund

COMMON STOCKS (98.6%)* cont.	Shares	Value
Technology hardware, storage, and peripherals (9.9%)
Apple, Inc.	5,134,741	$897,450,032
		897,450,032
Textiles, apparel, and luxury goods (2.6%)
Lululemon Athletica, Inc. (Canada) †	294,111	98,162,487
Nike, Inc. Class B	936,966	138,736,556
		236,899,043
Total common stocks (cost $4,609,119,431)		$8,932,041,178

SHORT-TERM INVESTMENTS (2.6%)*		Principal amount/ shares	Value
Interest in $376,820,000 joint tri-party repurchase agreement dated 1/31/2022 with BofA Securities, Inc. due 2/1/2022 — maturity value of $25,208,035 for an effective yield of 0.050% (collateralized by Agency Mortgage-Backed Securities with coupon rates ranging from 1.500% to 5.000% and due dates ranging from 11/1/2041 to 1/1/2052, valued at $384,356,400)		$25,208,000	$25,208,000
Putnam Cash Collateral Pool, LLC 0.14% [d]	Shares	52,176,830	52,176,830
Putnam Short Term Investment Fund Class P 0.16% L	Shares	156,685,533	156,685,533
Total short-term investments (cost $234,070,363)			$234,070,363

TOTAL INVESTMENTS
Total investments (cost $4,843,189,794)	$9,166,111,541

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2021 through January 31, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $9,056,070,090.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was less than $1 and less than 0.1% of net assets.
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Growth Opportunities Fund 17

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$940,120,497	$74,110,568	$—
Consumer discretionary	1,702,909,433	—	—
Consumer staples	181,990,319	—	—
Health care	931,841,652	68,109,811	—
Industrials	683,036,321	—	—
Information technology	4,150,615,148	—	—
Materials	87,229,975	—	—
Real estate	112,077,454	—	—
Total common stocks	8,789,820,799	142,220,379	—
Short-term investments	—	234,070,363	—
Totals by level	$8,789,820,799	$376,290,742	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

18 Growth Opportunities Fund

Statement of assets and liabilities 1/31/22 (Unaudited)

ASSETS
Investment in securities, at value, including $53,197,169 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,634,327,431)	$8,957,249,178
Affiliated issuers (identified cost $208,862,363) (Notes 1 and 5)	208,862,363
Foreign currency (cost $36) (Note 1)	36
Dividends, interest and other receivables	2,391,982
Receivable for shares of the fund sold	6,177,172
Receivable for investments sold	1,074
Foreign tax reclaim	201,856
Prepaid assets	85,213
Total assets	9,174,968,874

LIABILITIES
Payable to custodian	5,948
Payable for investments purchased	49,194,398
Payable for shares of the fund repurchased	7,787,503
Payable for compensation of Manager (Note 2)	3,911,637
Payable for custodian fees (Note 2)	25,844
Payable for investor servicing fees (Note 2)	2,210,451
Payable for Trustee compensation and expenses (Note 2)	1,552,635
Payable for administrative services (Note 2)	13,656
Payable for distribution fees (Note 2)	1,578,596
Collateral on securities loaned, at value (Note 1)	52,176,830
Other accrued expenses	441,286
Total liabilities	118,898,784

Net assets	$9,056,070,090

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,262,732,021
Total distributable earnings (Note 1)	4,793,338,069
Total — Representing net assets applicable to capital shares outstanding	$9,056,070,090

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($6,529,389,695 divided by 122,132,979 shares)	$53.46
Offering price per class A share (100/94.25 of $53.46)*	$56.72
Net asset value and offering price per class B share ($39,812,758 divided by 948,787 shares)**	$41.96
Net asset value and offering price per class C share ($149,305,435 divided by 3,475,692 shares)**	$42.96
Net asset value, offering price and redemption price per class R share
($14,787,846 divided by 292,125 shares)	$50.62
Net asset value, offering price and redemption price per class R5 share
($2,838,523 divided by 49,493 shares)	$57.35
Net asset value, offering price and redemption price per class R6 share
($595,516,943 divided by 10,386,494 shares)	$57.34
Net asset value, offering price and redemption price per class Y share
($1,724,418,890 divided by 30,366,111 shares)	$56.79

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 19

Statement of operations Six months ended 1/31/22 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $57,617)	$21,040,716
Interest (including interest income of $78,748 from investments in affiliated issuers) (Note 5)	79,860
Securities lending (net of expenses) (Notes 1 and 5)	48,332
Total investment income	21,168,908

EXPENSES
Compensation of Manager (Note 2)	25,825,600
Investor servicing fees (Note 2)	6,753,760
Custodian fees (Note 2)	70,777
Trustee compensation and expenses (Note 2)	184,650
Distribution fees (Note 2)	9,959,845
Administrative services (Note 2)	162,220
Other	790,836
Total expenses	43,747,688
Expense reduction (Note 2)	(2,646)
Net expenses	43,745,042

Net investment loss	(22,576,134)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	523,638,659
Foreign currency transactions (Note 1)	4,575
Written options (Note 1)	(4,667,321)
Total net realized gain	518,975,913
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(739,757,354)
Assets and liabilities in foreign currencies	(3,408)
Written options	4,033,573
Total change in net unrealized depreciation	(735,727,189)

Net loss on investments	(216,751,276)

Net decrease in net assets resulting from operations	$(239,327,410)

The accompanying notes are an integral part of these financial statements.

20 Growth Opportunities Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/22*	Year ended 7/31/21
Operations
Net investment loss	$(22,576,134)	$(38,547,621)
Net realized gain on investments
and foreign currency transactions	518,975,913	888,865,251
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(735,727,189)	1,382,257,580
Net increase (decrease) in net assets resulting
from operations	(239,327,410)	2,232,575,210
Distributions to shareholders (Note 1):
From ordinary income
Net realized short-term gain on investments
Class A	(45,260,351)	—
Class B	(365,464)	—
Class C	(1,292,689)	—
Class R	(110,632)	—
Class R5	(19,323)	—
Class R6	(3,841,036)	—
Class Y	(12,095,349)	—
From net realized long-term gain on investments
Class A	(558,210,991)	(198,354,084)
Class B	(4,507,393)	(2,229,797)
Class C	(15,943,164)	(7,424,248)
Class R	(1,364,463)	(570,202)
Class R5	(238,321)	(81,061)
Class R6	(47,372,774)	(16,966,822)
Class Y	(149,175,975)	(40,501,041)
Increase from capital share transactions (Note 4)	363,779,791	191,233,006
Total increase (decrease) in net assets	(715,345,544)	2,157,680,961

NET ASSETS
Beginning of period	9,771,415,634	7,613,734,673
End of period	$9,056,070,090	$9,771,415,634

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Growth Opportunities Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
January 31, 2022**	$60.13	(.15)	(1.20)	(1.35)	—	(5.32)	(5.32)	$53.46	(2.78)*	$6,529,390	.47*	(.26)*	25*
July 31, 2021	48.00	(.26)	14.11	13.85	—	(1.72)	(1.72)	60.13	29.50	6,953,705.99		(.50)	49
July 31, 2020	37.72	(.06)	11.84	11.78	—	(1.50)	(1.50)	48.00	32.32	5,756,280	1.05	(.15)	45
July 31, 2019	35.44	(.05)	4.71	4.66	—[d]	(2.38)	(2.38)	37.72	14.39	4,586,742	1.03	(.15)	40
July 31, 2018	28.92	(.01)	7.12	7.11	(.08)	(.51)	(.59)	35.44	24.91	4,146,380.91		(.02)	73
July 31, 2017	23.95	.14[e]	4.83	4.97	—[d]	—	—[d]	28.92	20.76	3,504,855.93		.52[e]	70
Class B
January 31, 2022**	$48.48	(.30)	(.90)	(1.20)	—	(5.32)	(5.32)	$41.96	(3.15)*	$39,813	.85*	(.63)*	25*
July 31, 2021	39.29	(.53)	11.44	10.91	—	(1.72)	(1.72)	48.48	28.53	51,057	1.74	(1.24)	49
July 31, 2020	31.36	(.29)	9.72	9.43	—	(1.50)	(1.50)	39.29	31.36	56,457	1.80	(.88)	45
July 31, 2019	30.09	(.26)	3.91	3.65	—	(2.38)	(2.38)	31.36	13.54	60,486	1.78	(.89)	40
July 31, 2018	24.75	(.21)	6.06	5.85	—	(.51)	(.51)	30.09	23.95	74,078	1.66	(.76)	73
July 31, 2017	20.65	(.05) [e]	4.15	4.10	—	—	—	24.75	19.85	76,969	1.68	(.22)[e]	70
Class C
January 31, 2022**	$49.51	(.31)	(.92)	(1.23)	—	(5.32)	(5.32)	$42.96	(3.14)*	$149,305	.85*	(.63)*	25*
July 31, 2021	40.09	(.54)	11.68	11.14	—	(1.72)	(1.72)	49.51	28.53	170,111	1.74	(1.24)	49
July 31, 2020	31.98	(.30)	9.91	9.61	—	(1.50)	(1.50)	40.09	31.31	177,417	1.80	(.90)	45
July 31, 2019	30.63	(.27)	4.00	3.73	—	(2.38)	(2.38)	31.98	13.56	153,943	1.78	(.90)	40
July 31, 2018	25.18	(.21)	6.17	5.96	—	(.51)	(.51)	30.63	23.98	137,534	1.66	(.76)	73
July 31, 2017	21.01	(.06)[e]	4.23	4.17	—	—	—	25.18	19.85	144,159	1.68	(.24)[e]	70
Class R
January 31, 2022**	$57.28	(.22)	(1.12)	(1.34)	—	(5.32)	(5.32)	$50.62	(2.90)*	$14,788	.60*	(.38)*	25*
July 31, 2021	45.91	(.37)	13.46	13.09	—	(1.72)	(1.72)	57.28	29.18	14,731	1.24	(.74)	49
July 31, 2020	36.23	(.15)	11.33	11.18	—	(1.50)	(1.50)	45.91	31.99	15,852	1.30	(.40)	45
July 31, 2019	34.22	(.13)	4.52	4.39	—	(2.38)	(2.38)	36.23	14.10	11,933	1.28	(.39)	40
July 31, 2018	27.95	(.08)	6.88	6.80	(.02)	(.51)	(.53)	34.22	24.60	13,833	1.16	(.27)	73
July 31, 2017	23.20	.06[e]	4.69	4.75	—	—	—	27.95	20.47	11,467	1.18	.24[e]	70
Class R5
January 31, 2022**	$64.06	(.09)	(1.30)	(1.39)	—	(5.32)	(5.32)	$57.35	(2.66)*	$2,839	.35*	(.14)*	25*
July 31, 2021	50.91	(.14)	15.01	14.87	—	(1.72)	(1.72)	64.06	29.82	3,130.74		(.25)	49
July 31, 2020	39.82	.04	12.55	12.59	—	(1.50)	(1.50)	50.91	32.66	2,299.78		.10	45
July 31, 2019	37.22	.06	4.96	5.02	(.04)	(2.38)	(2.42)	39.82	14.71	1,588.76		.15	40
July 31, 2018	30.27	.09	7.46	7.55	(.09)	(.51)	(.60)	37.22	25.27	2,712.63		.27	73
July 31, 2017	24.99	.20[e]	5.08	5.28	—	—	—	30.27	21.13	2,389.63		.78[e]	70

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 Growth Opportunities Fund	Growth Opportunities Fund 23

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
January 31, 2022**	$64.01	(.05)	(1.30)	(1.35)	—	(5.32)	(5.32)	$57.34	(2.60)*	$595,517	.30*	(.09)*	25*
July 31, 2021	50.83	(.09)	14.99	14.90	—	(1.72)	(1.72)	64.01	29.93	630,666.64		(.16)	49
July 31, 2020	39.72	.08	12.53	12.61	—	(1.50)	(1.50)	50.83	32.80	456,204.68		.19	45
July 31, 2019	37.19	.08	4.96	5.04	(.13)	(2.38)	(2.51)	39.72	14.83	279,329.66		.21	40
July 31, 2018	30.31	.12	7.47	7.59	(.20)	(.51)	(.71)	37.19	25.40	150,112.53		.35	73
July 31, 2017	25.01	.23[e]	5.09	5.32	(.02)	—	(.02)	30.31	21.30	95,571.53		.86[e]	70
Class Y
January 31, 2022**	$63.48	(.08)	(1.29)	(1.37)	—	(5.32)	(5.32)	$56.79	(2.66)*	$1,724,419	.35*	(.13)*	25*
July 31, 2021	50.46	(.14)	14.88	14.74	—	(1.72)	(1.72)	63.48	29.83	1,948,015.74		(.26)	49
July 31, 2020	39.49	.03	12.44	12.47	—	(1.50)	(1.50)	50.46	32.63	1,149,225.80		.08	45
July 31, 2019	36.98	.03	4.95	4.98	(.09)	(2.38)	(2.47)	39.49	14.71	716,621.78		.09	40
July 31, 2018	30.16	.08	7.41	7.49	(.16)	(.51)	(.67)	36.98	25.18	561,997.66		.22	73
July 31, 2017	24.91	.19[e]	5.07	5.26	(.01)	—	(.01)	30.16	21.10	359,777.68		.71[e]	70

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a dividend received by the fund from a single issuer which amounted to the following amounts:

	Per share	Percentage of average net assets
Class A	$0.09	0.35%
Class B	0.08	0.36
Class C	0.08	0.34
Class R	0.08	0.32
Class R5	0.10	0.39
Class R6	0.08	0.30
Class Y	0.08	0.30

The accompanying notes are an integral part of these financial statements.

24 Growth Opportunities Fund	Growth Opportunities Fund 25

Notes to financial statements 1/31/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2021 through January 31, 2022.

Putnam Growth Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

26 Growth Opportunities Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $25,712,160 at the end of the reporting period, is held at the counterparty’s custodian in a segregated

Growth Opportunities Fund 27

account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to gain exposure to securities.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

28 Growth Opportunities Fund

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $52,176,830 and the value of securities loaned amounted to $53,197,169.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In

Growth Opportunities Fund 29

some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $4,861,270,627, resulting in gross unrealized appreciation and depreciation of $4,414,616,988 and $109,776,074, respectively, or net unrealized appreciation of $4,304,840,914.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index each measured over the performance period. The maximum annualized performance adjustment rate is +/- 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.262% of the fund’s average net assets, which included an effective base fee of 0.272% and a decrease of 0.010% ($992,899) based on performance.

30 Growth Opportunities Fund

Putnam Management has contractually agreed, through November 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$5,027,506	Class R5	2,399
Class B	33,511	Class R6	158,969
Class C	118,803	Class Y	1,401,388
Class R	11,184	Total	$6,753,760

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,646 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $6,838, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Growth Opportunities Fund 31

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$8,848,435
Class B	1.00%	1.00%	235,856
Class C	1.00%	1.00%	836,172
Class R	1.00%	0.50%	39,382
Total			$9,959,845

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $275,574 from the sale of class A shares and received $529 and $756 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $333 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$2,409,052,186	$2,918,575,514
U.S. government securities (Long-term)	—	—
Total	$2,409,052,186	$2,918,575,514

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	2,352,666	$139,243,499	7,023,625	$369,128,532
Shares issued in connection with
reinvestment of distributions	9,944,241	565,543,132	3,639,822	185,558,161
	12,296,907	704,786,631	10,663,447	554,686,693
Shares repurchased	(5,802,928)	(345,381,772)	(14,936,211)	(781,306,657)
Net increase (decrease)	6,493,979	$359,404,859	(4,272,764)	$(226,619,964)

32 Growth Opportunities Fund

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	11,991	$565,075	42,781	$1,796,401
Shares issued in connection with
reinvestment of distributions	102,041	4,560,231	50,533	2,087,530
	114,032	5,125,306	93,314	3,883,931
Shares repurchased	(218,354)	(10,456,287)	(477,046)	(20,445,075)
Net decrease	(104,322)	$(5,330,981)	(383,732)	$(16,561,144)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	255,001	$12,322,912	866,935	$37,432,879
Shares issued in connection with
reinvestment of distributions	358,770	16,413,746	169,897	7,166,277
	613,771	28,736,658	1,036,832	44,599,156
Shares repurchased	(574,039)	(27,831,902)	(2,026,102)	(87,439,885)
Net increase (decrease)	39,732	$904,756	(989,270)	$(42,840,729)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	39,727	$2,344,097	71,447	$3,578,639
Shares issued in connection with
reinvestment of distributions	27,307	1,471,032	11,352	552,257
	67,034	3,815,129	82,799	4,130,896
Shares repurchased	(32,077)	(1,792,304)	(170,892)	(8,680,937)
Net increase (decrease)	34,957	$2,022,825	(88,093)	$(4,550,041)

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R5	Shares	Amount	Shares	Amount
Shares sold	1,352	$86,368	6,489	$355,854
Shares issued in connection with
reinvestment of distributions	4,225	257,644	1,495	81,061
	5,577	344,012	7,984	436,915
Shares repurchased	(4,951)	(292,205)	(4,270)	(234,814)
Net increase	626	$51,807	3,714	$202,101

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	1,199,455	$76,836,972	4,895,223	$273,504,149
Shares issued in connection with
reinvestment of distributions	799,902	48,762,039	297,777	16,124,602
	1,999,357	125,599,011	5,193,000	289,628,751
Shares repurchased	(1,465,493)	(93,280,460)	(4,316,171)	(247,044,822)
Net increase	533,864	$32,318,551	876,829	$42,583,929

Growth Opportunities Fund 33

	SIX MONTHS ENDED 1/31/22		YEAR ENDED 7/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,223,767	$203,277,687	16,873,715	$936,484,756
Shares issued in connection with
reinvestment of distributions	2,505,757	151,297,604	676,634	36,355,572
	5,729,524	354,575,291	17,550,349	972,840,328
Shares repurchased	(6,052,271)	(380,167,317)	(9,635,205)	(533,821,474)
Net increase (decrease)	(322,747)	$(25,592,026)	7,915,144	$439,018,854

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/21	cost	proceeds	income	of 1/31/22
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$206,723,000	$457,156,844	$611,703,014	$73,620	$52,176,830
Putnam Short Term
Investment Fund**	83,480,559	1,236,524,434	1,163,319,460	78,748	156,685,533
Total Short-term
investments	$290,203,559	$1,693,681,278	$1,775,022,474	$152,368	$208,862,363

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

34 Growth Opportunities Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$20,000
Written equity option contracts (contract amount)	$20,000
Warrants (number of warrants)	4,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$17,582,563	$17,582,563
Total	$17,582,563	$17,582,563

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Options	Total
Equity contracts	$(15,824,913)	$(15,824,913)
Total	$(15,824,913)	$(15,824,913)

Growth Opportunities Fund 35

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	BofA Securities, Inc.	Total
Assets:
Repurchase agreements **	$25,208,000	$25,208,000
Total Assets	$25,208,000	$25,208,000
Liabilities:
Total Liabilities	$—	$—
Total Financial and Derivative Net Assets	$25,208,000	$25,208,000
Total collateral received (pledged)†##	$25,208,000
Net amount	$—
Controlled collateral received (including TBA
commitments)**	$—	$—
Uncontrolled collateral received	$25,712,160	$25,712,160
Collateral (pledged) (including TBA commitments)**	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

36 Growth Opportunities Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and BSA
Management, LLC	Liaquat Ahamed	Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Growth Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 30, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 30, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 30, 2022